PRESS RELEASE

Clorox Announces New $2 Billion Stock Repurchase Program

OAKLAND, Calif., May 24, 2018 – The Clorox Company (NYSE: CLX) today announced its board of directors has authorized the company to repurchase its stock in the open market for an aggregate purchase price of up to $2 billion. This stock repurchase program is designed to return value to Clorox stockholders and is in addition to the company’s evergreen repurchase program to reduce or eliminate dilution in connection with issuances of stock under the company's stock incentive plans. It replaces the company’s existing $750 million open market repurchase program.

“The company is initiating this stock repurchase program, which demonstrates our commitment to driving value for our stockholders while maintaining a strong balance sheet,” said Chairman and CEO Benno Dorer. “Importantly, the program reflects our confidence in our 2020 Strategy and our continued ability to generate strong cash flows.”

With this program, the company anticipates maintaining a debt to EBITDA ratio within its targeted range of 2.0-2.5 times. Repurchases may be made at the company's discretion from time to time on the open market depending on market conditions. The repurchase program has no time limit, does not obligate the company to make any repurchases and may be suspended for periods or discontinued at any time.

The Clorox Company

The Clorox Company (NYSE: CLX) is a leading multinational manufacturer and marketer of consumer and professional products with approximately 8,700 employees worldwide and fiscal year 2017 sales of $6 billion. Clorox markets some of the most trusted and recognized consumer brand names, including its namesake bleach and cleaning products; Pine-Sol® cleaners; Liquid Plumr® clog removers; Poett® home care products; Fresh Step® cat litter; Glad® bags, wraps and containers; Kingsford® charcoal; Hidden Valley® dressings and sauces; Brita® water-filtration products; Burt's Bees® natural personal care products; RenewLife® digestive health products; and Rainbow Light®, Natural Vitality®, Neocell® and Stop Aging Now® dietary supplements. The company also markets brands for professional services, including Clorox Healthcare® and Clorox Commercial Solutions®. More than 80 percent of the company's sales are generated from brands that hold the No. 1 or No. 2 market share positions in their categories.

Clorox is a signatory of the United Nations Global Compact, a community of global leaders committed to sustainability. The company has been broadly recognized for its corporate responsibility efforts, most notably being named to the Drucker Institute’s 2017 Management Top 250 list, The Just 100: America’s Top Corporate Citizens list, CR Magazine's 2018 Best Corporate Citizens list and the first sector-neutral Bloomberg Gender Equality Index in 2018. In support of its communities, The Clorox Company and its foundations contributed about $11 million in combined cash grants, product donations and cause marketing in fiscal year 2017. For more information, visit TheCloroxCompany.com, including the Good Growth blog, and follow the company on Twitter at @CloroxCo.

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Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such forward-looking statements involve risks and uncertainties. Except for historical information, statements about future volumes, sales, foreign currencies, costs, cost savings, margins, earnings, earnings per share, including as a result of the Nutranext acquisition, diluted earnings per share, foreign currency exchange rates, tax rates, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management's estimates, beliefs, assumptions and projections. Words such as "could," "may," "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates," "predicts," and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management's expectations are described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2017, as updated from time to time in the Company's Securities and Exchange Commission filings, including the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2017. These factors include, but are not limited to: intense competition in the Company's markets; volatility and increases in commodity costs such as resin, sodium hypochlorite and agricultural commodities, and increases in energy, transportation or other costs; the ability of the Company to drive sales growth, increase prices and market share, grow its product categories and manage favorable product and geographic mix; dependence on key customers and risks related to customer consolidation and ordering patterns; the impact of increases in sales of consumer products through alternative retail channels; risks related to reliance on information technology systems, including potential security breaches, cyber-attacks, privacy breaches or data breaches that result in the unauthorized disclosure of consumer, customer, employee or Company information, or service interruptions; lower revenue or increased costs resulting from government actions and regulations; the ability of the Company to successfully manage global political, legal, tax and regulatory risks, including changes in regulatory or administrative activity and as a result of the Nutranext acquisition; risks relating to acquisitions, new ventures and divestitures, and associated costs, including the potential for asset impairment charges related to, among others, intangible assets and goodwill; and the ability to complete announced transactions and, if completed, integration costs and potential contingent liabilities related to those transactions, including those related to the Nutranext acquisition; worldwide, regional and local economic and financial market conditions; risks related to international operations and international trade, including political instability; government-imposed price controls or other regulations; foreign currency exchange rate controls, including periodic changes in such controls, fluctuations and devaluations; changes in trade, tax or U.S. immigration policies, labor claims, labor unrest and inflationary pressures, particularly in Argentina; potential negative impact and liabilities from the use, storage and transportation of chlorine in certain international markets where chlorine is used in the production of bleach; and the possibility of nationalization, expropriation of assets or other government action; the ability of the Company to innovate and to develop and introduce commercially successful products; the ability of the Company to implement and generate cost savings and efficiencies; the success of the Company's business strategies; the Company's ability to maintain its business reputation and the reputation of its brands; risks related to the effects of the Tax Cuts and Jobs Act (Tax Act) on the Company as the Company continues to assess and analyze such effects as well as its current interpretation, assumptions and expectations relating to the Tax Act, and the possibility that the final impact of the Tax Act on the Company may be materially different from the Company's current estimates based on the Company's actual results for future periods, the Company's further assessment and analysis of the Tax Act, any additional Congressional, administrative and FASB actions, or other guidance related to the Tax Act and any actions that the Company may take as a result of the Tax Act; risks related to additional increases in the estimated fair value of P&G's interest in the Glad® business, such as the significant increase over the first half of fiscal year 2018 primarily due to the recent Tax Act and the recent extension of the venture agreement with, and the related R&D support provided by, P&G; supply disruptions and other risks inherent in reliance on a limited base of suppliers; the impact of product liability claims, labor claims and other legal or tax proceedings, including in foreign jurisdictions; the Company's ability to attract and retain key personnel; environmental matters, including costs associated with the remediation and monitoring of past contamination, and possible increases in costs resulting from actions by relevant regulators, and the handling and/or transportation of hazardous substances; the impact of natural disasters, terrorism and other events beyond the Company's control; the Company's ability to maximize, assert and defend its intellectual property rights; any infringement or claimed infringement by the Company of third-party intellectual property rights; the effect of the Company's indebtedness and credit rating on its business operations and financial results; the Company's ability to pay and declare dividends or repurchase its stock in the future; the Company's ability to maintain an effective system of internal controls; uncertainties relating to tax positions, tax disputes and changes in the Company's tax rate; the accuracy of the Company's estimates and assumptions on which its financial projections are based; risks related to the Company's discontinuation of operations in Venezuela; and the impacts of potential stockholder activism.

The Company's forward-looking statements in this press release are based on management's current views, beliefs and assumptions regarding future events and speak only as of the dates when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

For recent presentations made by company management and other investor materials, visit Investor Events on the company's website.

Media Relations

Aileen Zerrudo 510-271-3075, aileen.zerrudo@clorox.com
Kathryn Caulfield 510-271-7209, kathryn.caulfield@clorox.com

Investor Relations

Lisah Burhan 510-271-3269, lisah.burhan@clorox.com
Joel Ramirez 510-271-3012, joel.ramirez@clorox.com
Steve Austenfeld 510-271-2270 steve.austenfeld@clorox.com